Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2016 (the "Report") by Talon International, Inc. ("Registrant"), each of the undersigned hereby certifies that:

1.	to the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Dated: November 14, 2016	/s/ Larry Dyne
Larry Dyne
Chief Executive Officer and Chief Financial Officer

/s/ Jamey Johns
Jamey Johns
Chief Accounting Officer